Exhibit 10.3
CONFORMED COPY
AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT
     AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT, dated as of July 16, 2007 (this “Amendment”), by and between Bally Total Fitness Holding Corporation, a corporation organized under the laws of Delaware (the “Borrower”), the Guarantors listed on Exhibit A hereto (the “Guarantors”), the lenders parties to the Credit Agreement (as defined in the Forbearance Agreement referred to below) (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (in such capacity, the “Agent”), and MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Forbearance Agreement (as defined below).
     WHEREAS, pursuant to a Forbearance Agreement, dated as of April 5, 2007 (the “Forbearance Agreement”), by and between the Borrower, the Guarantors, the Lenders and the Agent, the Lenders and the Agent (i) agreed to implement a forbearance period in respect of certain Defaults or Events of Defaults under the Credit Agreement relating to the Known Defaults and (ii) agreed to forbear from taking or exercising any Enforcement Action in connection with the Known Defaults;
     WHEREAS, the Lenders and the Agent desire to extend the forbearance period in respect of the Known Defaults and, in addition, to forbear at all times through the Forbearance Period Termination Date (as extended hereby), from taking or exercising any Enforcement Action in connection with the Borrower’s failure (i) to make a scheduled payment of interest on the Senior Notes as due on July 15, 2007 in accordance with Section 10.1 of the Senior Notes Indenture and (ii) to furnish reports as required under Section 7.4 of the Subordinated Notes Indenture or under Section 7.4 of the Senior Notes Indenture; and
     WHEREAS, the Borrower has requested an extension of the Forbearance Period Termination Date to July 31, 2007.
     NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Borrower, the Guarantors, the Lenders and the Agent hereby agree as follows:
ARTICLE I.
AMENDMENTS
     Section 1.1 Amendments to Forbearance Agreement. The Forbearance Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2.1 hereof, hereby amended as follows:
          (a) The fourth recital of the Forbearance Agreement is amended by deleting the recital in its entirety and substituting the following in its place:
“WHEREAS, (i) the Borrower’s failure to make an interest payment on the Subordinated Notes on April 16, 2007, (the “Sub Notes Interest Payment Default”); and (ii) the Borrower’s failure to make a scheduled payment of interest on the Senior Notes as due on July 15, 2007 (the “Senior Notes Interest Payment

Default”), would constitute an event of default under the Senior Notes Indenture and the Subordinated Notes Indenture, as applicable.”
          (b) The eighth recital of the Forbearance Agreement is amended by inserting the phrase “the Senior Notes Interest Payment Default, any failure by the Borrower to furnish the reports required by Section 7.4 of the Senior Notes Indenture or Section 7.4 of the Subordinated Notes Indenture,” immediately preceding the phrase “the Notes Quarterly Financial Statement Default” in the third line thereof.
          (c) Section 3.1(i) of the Forbearance Agreement is amended by deleting the phrase “July 13, 2007” and replacing it with the phrase “July 31, 2007”.
          (d) Section 3.1(ii)(B) of the Forbearance Agreement is amended by inserting the phrase “or on the Senior Notes” immediately following the phrase “on the Subordinated Notes”.
          (e) Section 3.1(ii)(C) of the Forbearance Agreement is amended by (i) deleting the phrase “or (II) the issuance of any enforcement notice by the trustee under the Senior Notes Indenture or the Subordinated Notes Indenture, including in each case,” therein and replacing it with the phrase “but not” and (ii) inserting the phrase “without the taking of any enforcement action” immediately following the word “acceleration” therein.
ARTICLE II.
CONDITIONS OF EFFECTIVENESS
     Section 2.1 Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when the Agent shall have received (a) counterparts of this Amendment executed by the Borrower, the Guarantors and the Majority Lenders and (b) copies of the fully executed amendments to (i) the Senior Notes Forbearance Agreement duly executed and delivered by the Borrower and Persons holding more than 50% of the face principal amount of the Senior Notes, and (ii) the Subordinated Notes Forbearance Agreement duly executed and delivered by the Borrower and Persons holding more than 75% of the face principal amount of the Subordinated Notes, which amendments, in each case, shall extend the termination of the forbearance periods described therein to at least July 31, 2007, shall waive the Senior Notes interest payment due on July 15, 2007 during such forbearance period, and shall not provide for the payment of any consent, amendment or similar fee to the holders of the Senior Notes and/or the Subordinated Notes in connection with the execution and delivery of the Senior Notes Forbearance Agreement and/or the Subordinated Notes Forbearance Agreement, as applicable.
ARTICLE III.
MISCELLANEOUS
     Section 3.1 Reference to Forbearance Agreement. On and after the effectiveness of this Amendment, each reference in the Forbearance Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as amended by this Amendment.
     Section 3.2 Full Force and Effect. The Forbearance Agreement, as specifically

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amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
     Section 3.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Forbearance Agreement, nor constitute a waiver of any provision of the Forbearance Agreement.
     Section 3.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile or electronic mail transmission of this Amendment bearing a signature on behalf of a party hereto shall be legal and binding on such party.
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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ Ronald G. Eidell

Name: Ronald G. Eidell
Title: Senior Vice President, CFO

THE GUARANTORS

Each Guarantor Listed on Exhibit A Hereto

By:	/s/ Ronald G. Eidell

Name: Ronald G. Eidell
Title: Senior Vice President, CFO

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By:	/s/ Douglas A. Jenks

Name: Douglas A. Jenks
Title: Managing Director

CREDIT GENESIS CLO 2005-1 LTD., as Lender

By:	/s/ Christopher Mackey

Name: Christopher Mackey
Title: Managing Principal

GOLDMAN SACHS CREDIT PARTNERS, L.P., as Lender

By:	/s/ Pedro Ramirez

Name: Pedro Ramirez
Title: Authorized Signatory

HARBOUR TOWN FUNDING LLC, as Lender

By:	/s/ Tara E. Kenny

Name: Tara E. Kenny
Title: Assistant Vice Principal

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Dan Gioia

Name: Dan Gioia
Title: Authorized Signatory

Sankaty Advisors, LLC, as Collateral Manager for AVERY
POINT CLO, LTD., as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for
CASTLE HILL I-INGOTS, LTD., as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for
CASTLE HILL II-INGOTS, LTD., as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for LOAN
FUNDING XI LLC, as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for
PROSPECT FUNDING I, LLC, as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

PROSPECT HARBOR CREDIT PARTNERS, LP, as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for RACE
POINT CLO, LIMITED, as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for RACE
POINT II CLO, LIMITED, as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC, as Collateral Manager for RACE
POINT III CLO, LIMITED, as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P., as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY HIGH YIELD PARTNERS III, L.P., as Lender

By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Juan Barrera

Name: Juan Barrera
Title: Vice President

EXHIBIT A
Bally Fitness Franchising, Inc.
Bally Franchise RSC, Inc.
Bally Franchising Holdings, Inc.
Bally Total Fitness Corporation
Bally Total Fitness Franchising, Inc.
Bally Total Fitness Holding Corporation
Bally Total Fitness International, Inc.
Bally Total Fitness of Missouri, Inc.
Bally Total Fitness of Toledo, Inc.
Bally Total Fitness of Connecticut Coast, Inc.
Bally Total Fitness of Connecticut Valley, Inc.
Greater Philly No. 1 Holding Company
Greater Philly No. 2 Holding Company
Health & Tennis Corporation of New York
Holiday Health Clubs of the East Coast, Inc.
Bally Total Fitness of Upstate New York, Inc.
Bally Total Fitness of Colorado, Inc.
Bally Total Fitness of the Southeast, Inc.
Holiday/Southeast Holding Corp.
Bally Total Fitness of California, Inc.
Bally Total Fitness of the Mid-Atlantic, Inc.
BTF/CFI, Inc.
Bally Total Fitness of Greater New York, Inc.
Jack La Lanne Holding Corp.
Bally Sports Clubs, Inc.
New Fitness Holding Co., Inc.
Nycon Holding Co., Inc.
Bally Total Fitness of Philadelphia, Inc.
Bally Total Fitness of Rhode Island, Inc.
Rhode Island Holding Company
Bally Total Fitness of the Midwest, Inc.
Bally Total Fitness of Minnesota, Inc.
Tidelands Holiday Health Clubs, Inc.
U.S. Health, Inc.

A-1